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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   MAY 3, 1998
                                   -----------


                            ELECTRONIC DESIGNS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                      0-21305                 04-3298416
(State or other jurisdiction    (Commission file number)       (IRS employer
        of incorporation)                                   identification no.)


              ONE RESEARCH DRIVE, WESTBOROUGH, MASSACHUSETTS 01581
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 366-5151












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ITEM 5 - OTHER EVENTS

         On May 3, 1998, Electronic Designs, Inc. (the "Company"), Bowmar Instrument Corporation ("Bowmar") and Bravo Acquisition Subsidiary ("Acquisition Subsidiary") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Acquisition Subsidiary, a wholly-owned subsidiary of Bowmar, will merge (the "Merger") with and into the Company (the "Merger"), with the Company being the surviving corporation and a wholly-owned subsidiary of Bowmar. Pursuant to the Merger Agreement, at the effective time of the Merger each outstanding share of common stock of the Company will be converted into the right to receive 1.375 shares of common stock of Bowmar.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference, and a copy of the Press Release of Bowmar is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit 2.1 Agreement and Plan of Merger, dated as of May 3, 1998, by and among Electronic Designs, Inc., Bowmar Instrument Corporation and Bravo Acquisition Subsidiary

Exhibit 99.2      Text of Press Release relating to the Merger




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             ELECTRONIC DESIGNS, INC.



Date: May 5, 1998                            By: /s/ Donald F. McGuinness
                                                 ------------------------------
                                                 Donald F. McGuinness, Chief
                                                 Executive Officer






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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------


Exhibit 2.1 Agreement and Plan of Merger, dated as of May 3, 1998, by and among Electronic Designs, Inc., Bowmar Instrument Corporation and Bravo Acquisition Subsidiary

Exhibit 99.2      Text of Press Release relating to the Merger








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